OPPENHEIMER EQUITY FUND, INC.

Supplement dated June 29, 2012

to the Prospectus dated March 29, 2012

This supplement amends the Prospectus of Oppenheimer Equity Fund, Inc. (the “Fund”), and is in addition to any other supplements.

1. The section titled “Portfolio Managers,” on page 5, is deleted in its entirety and replaced by the following:

Portfolio Managers. Julie Van Cleave, CFA, has been portfolio manager of the Fund since April 2010 and a Vice President of the Fund since May 2010. Mitch Williams, CFA, has been portfolio manager of the Fund since January 2009 and a Vice President of the Fund since November 2008. Michael Kotlarz has been co-portfolio manager of the Fund since June 29, 2012.

2. The section titled “Portfolio Managers” on page 9, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Julie Van Cleave, CFA, Mitch Williams, CFA, and Michael Kotlarz, who are primarily responsible for the day-to-day management of the Fund’s investments. Ms. Van Cleave has been portfolio manager of the Fund since April 2010 and a Vice President of the Fund since May 2010. Mr. Williams has been portfolio manager of the Fund since January 2009 and a Vice President of the Fund since November 2008. Mr. Kotlarz has been co-portfolio manager of the Fund since June 29, 2012.

Ms. Van Cleave has been a Vice President and Senior Portfolio Manager of the Manager since April 2010. Prior to joining the Manager, she was Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management from December 2002 to February 2009. Ms. Van Cleave is a portfolio manager and officer of the other portfolios in the OppenheimerFunds complex.

Mr. Williams, CFA, has been a Vice President of the Manager since July 2006 and a Senior Research Analyst of the Manager since April 2002. Mr. Williams is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Kotlarz has been a Vice President and Portfolio Manager of the Manager since June 29, 2012. Prior to joining the Manager as a Vice President and Senior Research Analyst in March 2008, he was a Managing Director of Equity Research at Ark Asset Management from March 2000 to March 2008. Mr. Kotlarz is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

June 29, 2012

PS0420.041